UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 4, 2008

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Quepasa Corporation

(Exact name of registrant as specified in its charter)

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Nevada	001-33105	86-0879433
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

224 Datura Street,

Suite 1100

West Palm Beach, Florida 33401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 491-4181

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.

Changes in Registrant’s Certifying Accountant.

(a)

Dismissal of Independent Registered Public Accounting Firm

On November 4, 2008, the Audit Committee of the Board of Directors (the “Board”) of Quepasa Corporation (the “Company”) dismissed its independent registered public accounting firm Berenfeld Spritzer Shechter & Sheer, LLP (the “Former Auditor”).

During the Company’s two most recent fiscal years, the report of the Former Auditor on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that there was an explanatory paragraph describing the conditions that raised substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years, and through the date of their dismissal, there were no disagreements with the Former Auditor, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the Former Auditor’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with this report.

The Company has provided the Former Auditor with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”).  The Former Auditor has provided the Company with a letter, addressed to the SEC, which is attached as Exhibit 16.1 to this Form 8-K.

(b)

Appointment of New Independent Registered Public Accounting Firm

On November 4, 2008, the Audit Committee approved and on November 5, 2008 the Company retained Salberg & Company, P.A. (the “New Auditor”), as its new independent registered public accounting firm for the fiscal year ending December 31, 2008.  The Company did not, nor did anyone on its behalf, consult the New Auditor during the Company’s two most recent fiscal years and any subsequent interim period prior to the Company’s engagement of that firm regarding the application of accounting principles to a specified transaction (completed or proposed), the type of audit opinion that might be rendered on the Company’s financial statements, any matter being the subject of disagreement or “reportable event” or any other matter as defined in Regulation S-K, Item 304 (a)(1)(iv) or (a)(1)(v).

For further information see the Form 8-K filed November 2, 2007.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit Number	Description
16.1	Letter on change in certifying accountant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUEPASA CORPORATION

Date: November 10, 2008	By:	/s/ MICHAEL D. MATTE
	Name:	Michael D. Matte
	Title:	Chief Financial Officer